UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00043

DWS Investment Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	7/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

JULY 31, 2013 Annual Report to Shareholders

DWS Large Cap Focus Growth Fund

Contents
4 Letter to Shareholders
5 Portfolio Management Review
10 Performance Summary
12 Investment Portfolio
15 Statement of Assets and Liabilities
17 Statement of Operations
18 Statement of Changes in Net Assets
19 Financial Highlights
23 Notes to Financial Statements
31 Report of Independent Registered Public Accounting Firm
32 Information About Your Fund's Expenses
33 Tax Information
34 Summary of Management Fee Evaluation by Independent Fee Consultant
38 Board Members and Officers
43 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. Accordingly, U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,

Douglas Beck, CFA President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.

Investment Strategy
The fund invests in large U.S. companies that are similar in size to the companies in the Russell 1000® Growth Index. (As of August 31, 2013, the Russell 1000 Growth Index had a median market capitalization of $7.3 billion.)

During the 12-month period ended July 31, 2013, DWS Large Cap Focus Growth Fund returned 16.61%, compared with the Russell 1000 Growth Index return of 21.64% and the Morningstar Large Growth Funds average return of 23.26%.

A number of factors affected the performance of equity markets overall. In the fall of 2012, ongoing concerns over the European sovereign debt problem, along with political uncertainty surrounding the U.S. presidential election and the "fiscal cliff," took their toll on stock prices. But by mid-November 2012, positive U.S. economic reports, including rising employment and improved consumer spending and business capital expenditure, had bolstered equities. Early in 2013, monetary support by the U.S. Federal Reserve Board (the Fed), solid corporate earnings and continued easing measures by a number of central banks worldwide outweighed worries over stalled U.S. fiscal reform, and large-cap stocks performed strongly. Elsewhere, Japan's stock market staged its strongest rally since the fourth quarter of 2010, as robust gains were driven by monetary easing and improved economic statistics in Japan. In the second quarter of 2013, U.S. equities rallied despite mixed economic data and fears of a premature Fed exit from its quantitative easing program, while global equities, as represented by the MSCI All-Country World Index, lost ground for the first time in the previous 12 months. It was also reported during the second quarter that the annual rate of new U.S. home sales had hit a 64-month high, and home prices were increasing at their fastest rate since 2006. Overall, much of the market's rally over the past 12 months came from expanding stock price valuations rather than from significant earnings growth. For the period, large-cap value stocks as measured by the Russell 1000® Value Index, significantly outperformed large-cap growth stocks, as measured by the Russell 1000 Growth Index.

"Strong balance sheets and reasonable expectations regarding earnings growth for public companies — along with relatively attractive valuations for equities compared with other asset classes — should be supportive of stock prices over the coming months."

The technology sector, which represents approximately 30% of the benchmark, posted the weakest performance within the Russell 1000 Growth Index. Early in the period ending July 31, 2013, defensive, yield-oriented stocks led the way, but the more cyclical areas of consumer discretionary and industrials outperformed over the full 12 months. Health care was the top-performing benchmark sector, benefiting from its mix of defensive characteristics and growth prospects.

Ten Largest Equity Holdings at July 31, 2013 (46.2% of Net Assets)
1. Google, Inc. Provides a Web-based search engine for the Internet	7.1%
2. NIKE, Inc. Designs, develops and markets athletic footwear, apparel, equipment and accessory products	6.2%
3. Oracle Corp. Provider of database management software	5.4%
4. Comcast Corp. Developer, manager and operator of hybrid fiber-coaxial broadband cable communications networks	4.4%
5. Visa, Inc. Operates a retail electronic payments network and manages global financial services	4.3%
6. Whole Foods Market, Inc. Operator of natural food supermarket chain	4.2%
7. Ecolab, Inc. Provider of commercial cleansing, sanitizing and maintenance services	3.9%
8. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	3.6%
9. Celgene Corp. A global biopharmaceutical company	3.6%
10. Costco Wholesale Corp. Operator of wholesale warehouse stores	3.5%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 12. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 43 for contact information.

Positive Contributors to Fund Performance

For the 12-month period ending July 31, 2013, sector allocation added to performance, with an overweight to health care the largest contributor. Underweights to telecommunication services and consumer staples also helped performance as these two sectors were the second and third worst-performing benchmark segments over the period. Stock selection in health care added most to relative return, as the fund's position in the biotechnology firm Celgene Corp. posted gains on investor expectations of reaccelerating sales and earnings growth from new-drug approvals by the FDA and an improved outlook for several of Celgene's currently marketed medications. In addition, holdings in another biotechnology company, Gilead Sciences, Inc., surged on positive news regarding the company's potentially game-changing medication for hepatitis C, complementing its already strong HIV drug franchise.

Negative Contributors to Fund Performance

Stock selection within the technology sector accounted for nearly all of the fund's underperformance relative to the benchmark over the past 12 months ended July 31, 2013, and our overweight to Apple, Inc.* represented the largest individual detractor. While we had reduced the fund's holdings in the stock several times during 2012 based on the rise of prominent competitors, we did not trim the position fast enough, as Apple — despite its continuing strong growth prospects — has endured significant share price declines in recent months as investors worried that the company's market share would continue to shrink. Other technology positions that detracted from returns included Oracle Corp. and EMC Corp., both of which were hurt by delays in corporate capital spending. Stock selection in the consumer discretionary sector was also subtractive.

* Not held in the portfolio as of July 31, 2013.

Outlook and Positioning

In the coming months, the Fed is expected to taper its monetary stimulus, but remain accommodative overall by maintaining very low short-term interest rates. However, we may see a gradual increase in longer-term rates. Despite uncertainty concerning the timing of Fed actions, we expect the global economy to accelerate during the second half of this year. Additionally, strong balance sheets and reasonable expectations regarding earnings growth for public companies — along with relatively attractive valuations for equities compared with other asset classes — should be supportive of stock prices over the coming months. At the same time, we would not be surprised by a near-term pause for equities: the U.S. stock market has experienced only one 5% pullback since November 2012, compared to the historical average of four such pullbacks each year.

Portfolio Management Team

Owen Fitzpatrick, CFA, Managing Director

Lead Manager of the fund. Joined the fund in 2009.

• Joined Deutsche Asset & Wealth Management in 2009.

• Prior to joining Deutsche Asset & Wealth Management, Managing Director of Deutsche Bank Private Wealth Management, head of US Equity Strategy, manager of the US large cap core, value and growth portfolios, member of the US Investment Committee and head of the Equity Strategy Group.

• Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at Manufacturer's Hanover Trust Company.

• BA and MBA, Fordham University.

Brendan O'Neill, CFA, Director

Portfolio Manager of the fund. Joined the fund in 2007.

• Joined Deutsche Asset & Wealth Management in 2000.

• Equity Research Analyst covering the financial services sector from 2001-2009.

• Previously served as a member of the Large Cap Core Equity team.

• BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.

Thomas M. Hynes, Jr., CFA, Director

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset Management in 1995, served in DB Private Wealth Management from 1995-2004; served as US equity portfolio manager at Citigroup Asset Management from 2004-2007; rejoined Deutsche Asset & Wealth Management in 2007.

• Portfolio manager for US Large Cap Equity: New York.

• BS, Fordham University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 1000 Growth Index tracks those stocks in the Russell 1000® Index with higher price-to-book ratios and higher forecasted-growth values.

The MSCI All-Country World Index tracks the performance of 45 countries comprising 24 developed and 21 emerging markets.

The Russell 1000 Value Index tracks the performance of those Russell 1000 Index stocks with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Growth Index, the Russell 1000 Value Index and the MSCI All-Country World Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

The Morningstar Large Growth Funds category includes funds that focus on the stocks of companies in rapidly expanding industries and that are projected to grow faster than other large-cap stocks.

Sovereign debt is debt that is issued by a national government.

Quantitative easing is a government monetary policy often used when interest rates are at or near zero. With this policy government securities are purchased from the market, causing the price of the securities purchased to rise and the yield or interest rates on the securities purchased to fall. Lower interest rates are paid on new bonds issued to replace existing bonds that have matured. With lower borrowing costs, the central banks hope consumers will be encouraged to spend more, thus helping the overall economy, and improving the balance sheets for the companies providing the goods and services on which consumers are spending their money.

Consumer discretionary is the sector of the economy that includes companies (such as apparel and automobile companies) that sell nonessential goods and services.

Overweight means a fund holds a higher weighting in a given sector or stock compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or stock.

The consumer staples sector represents companies that produce essential items such as food, beverages and household items.

Performance Summary July 31, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/13
Unadjusted for Sales Charge	16.61%	5.60%	6.13%
Adjusted for the Maximum Sales Charge (max 5.75% load)	9.91%	4.36%	5.50%
Russell 1000® Growth Index†	21.64%	9.01%	7.69%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/13
Unadjusted for Sales Charge	15.74%	4.77%	5.31%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	12.74%	4.60%	5.31%
Russell 1000® Growth Index†	21.64%	9.01%	7.69%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/13
Unadjusted for Sales Charge	15.75%	4.82%	5.33%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	15.75%	4.82%	5.33%
Russell 1000® Growth Index†	21.64%	9.01%	7.69%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/13
No Sales Charges	16.89%	5.83%	6.38%
Russell 1000® Growth Index†	21.64%	9.01%	7.69%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/13
No Sales Charges	16.90%	6.00%	6.56%
Russell 1000® Growth Index†	21.64%	9.01%	7.69%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2012 are 1.26%, 2.13%, 2.00%, 1.04% and 0.96% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
7/31/13	$36.55	$33.39	$33.52	$37.43	$37.74
7/31/12	$31.36	$28.85	$28.96	$32.11	$32.40
Distribution Information as of 7/31/13
Income Dividends, Twelve Months	$.02	$—	$—	$.09	$.12

Investment Portfolio as of July 31, 2013
	Shares	Value ($)

Common Stocks 98.8%
Consumer Discretionary 19.5%
Hotels, Restaurants & Leisure 2.6%
Starwood Hotels & Resorts Worldwide, Inc.	84,195	5,569,499
Media 4.5%
Comcast Corp. "A"	209,917	9,463,058
Specialty Retail 6.2%
Dick's Sporting Goods, Inc. (a)	116,481	5,988,289
L Brands, Inc.	130,947	7,302,914
		13,291,203
Textiles, Apparel & Luxury Goods 6.2%
NIKE, Inc. "B"	210,180	13,224,526
Consumer Staples 12.1%
Beverages 2.2%
Beam, Inc.	71,887	4,671,936
Food & Staples Retailing 7.7%
Costco Wholesale Corp.	62,856	7,372,380
Whole Foods Market, Inc.	160,353	8,912,420
		16,284,800
Food Products 2.2%
Hillshire Brands Co.	133,668	4,706,450
Energy 4.7%
Energy Equipment & Services 1.7%
Cameron International Corp.*	62,384	3,699,371
Oil, Gas & Consumable Fuels 3.0%
Anadarko Petroleum Corp.	70,687	6,257,214
Financials 5.3%
Capital Markets 3.7%
Affiliated Managers Group, Inc.*	26,657	4,807,590
Charles Schwab Corp.	139,800	3,088,182
		7,895,772
Consumer Finance 1.6%
Discover Financial Services	68,069	3,370,096
Health Care 15.1%
Biotechnology 8.5%
Celgene Corp.*	52,345	7,687,387
Gilead Sciences, Inc.* (a)	126,256	7,758,431
Medivation, Inc.*	46,459	2,688,582
		18,134,400
Health Care Equipment & Supplies 1.1%
CareFusion Corp.*	60,968	2,351,536
Health Care Providers & Services 4.1%
Express Scripts Holding Co.*	78,952	5,175,303
McKesson Corp.	28,795	3,531,995
		8,707,298
Life Sciences Tools & Services 1.4%
Thermo Fisher Scientific, Inc. (a)	32,272	2,940,302
Industrials 12.4%
Aerospace & Defense 1.2%
TransDigm Group, Inc.	18,506	2,675,783
Electrical Equipment 3.9%
AMETEK, Inc.	98,643	4,565,198
Roper Industries, Inc.	29,431	3,707,129
		8,272,327
Industrial Conglomerates 1.6%
General Electric Co.	137,900	3,360,623
Machinery 4.1%
Dover Corp. (a)	41,630	3,565,193
Parker Hannifin Corp.	49,807	5,144,067
		8,709,260
Road & Rail 1.6%
Norfolk Southern Corp.	45,652	3,339,900
Information Technology 24.5%
Computers & Peripherals 3.2%
EMC Corp.	264,386	6,913,694
Internet Software & Services 7.1%
Google, Inc. "A"*	16,956	15,050,146
IT Services 7.0%
Accenture PLC "A"	79,856	5,894,171
Visa, Inc. "A"	51,167	9,057,071
		14,951,242
Software 7.2%
Citrix Systems, Inc.*	53,730	3,869,634
Oracle Corp.	354,219	11,458,985
		15,328,619
Materials 3.9%
Chemicals
Ecolab, Inc. (a)	91,016	8,386,214
Telecommunication Services 1.0%
Wireless Telecommunication Services
Crown Castle International Corp.*	29,271	2,056,288
Utilities 0.3%
Water Utilities
American Water Works Co., Inc.	16,546	706,183
Total Common Stocks (Cost $170,192,735)		210,317,740
Securities Lending Collateral 10.1%
Daily Assets Fund Institutional, 0.10% (b) (c) (Cost $21,416,740)	21,416,740	21,416,740
Cash Equivalents 0.8%
Central Cash Management Fund, 0.05% (b) (Cost $1,639,873)	1,639,873	1,639,873

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $193,249,348)†	109.7	233,374,353
Other Assets and Liabilities, Net (a)	(9.7)	(20,621,380)
Net Assets	100.0	212,752,973

* Non-income producing security.

† The cost for federal income tax purposes was $193,737,209. At July 31, 2013, net unrealized appreciation for all securities based on tax cost was $39,637,144. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $41,296,622 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,659,478.

(a) All or a portion of these securities were on loan. In addition, included in other assets and liabilities, net is a pending sale, that is also on loan (see Notes to Financial Statements). The value of securities loaned at July 31, 2013 amounted to $20,952,724, which is 9.8% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$210,317,740	$—	$—	$210,317,740
Short-Term Investments (d)	23,056,613	—	—	23,056,613
Total	$233,374,353	$—	$—	$233,374,353

There have been no transfers between fair value measurement levels during the year ended July 31, 2013.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of July 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $170,192,735) — including $20,795,286 of securities loaned	$210,317,740
Investment in Daily Assets Fund Institutional (cost $21,416,740)*	21,416,740
Investment in Central Cash Management Fund (cost $1,639,873)	1,639,873
Total investments in securities, at value (cost $193,249,348)	233,374,353
Receivable for investments sold	2,158,906
Receivable for Fund shares sold	155,195
Dividends receivable	64,390
Interest receivable	670
Due from Advisor	649
Other assets	19,155
Total assets	235,773,318
Liabilities
Payable upon return of securities loaned	21,416,740
Payable for investments purchased	1,216,345
Payable for Fund shares redeemed	111,340
Accrued management fee	109,357
Accrued Trustees' fees	3,192
Other accrued expenses and payables	163,371
Total liabilities	23,020,345
Net assets, at value	$212,752,973
Net Assets Consist of
Undistributed net investment income	2,920,577
Net unrealized appreciation (depreciation) on investments	40,125,005
Accumulated net realized gain (loss)	(2,495,770)
Paid-in capital	172,203,161
Net assets, at value	$212,752,973

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2013 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($22,312,769 ÷ 610,506 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$36.55
Maximum offering price per share (100 ÷ 94.25 of $36.55)	$38.78
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($290,687 ÷ 8,706 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$33.39
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,362,489 ÷ 130,159 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$33.52
Class S Net Asset Value, offering and redemption price per share ($169,870,021 ÷ 4,538,352 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$37.43
Institutional Class Net Asset Value, offering and redemption price per share ($15,917,007 ÷ 421,722 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$37.74

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended July 31, 2013
Investment Income
Income: Dividends	$5,003,449
Income distributions — Central Cash Management Fund	4,422
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	12,600
Total income	5,020,471
Expenses: Management fee	1,276,714
Administration fee	207,596
Services to shareholders	414,628
Distribution and service fees	94,376
Custodian fee	10,905
Professional fees	80,405
Reports to shareholders	39,349
Registration fees	60,871
Trustees' fees and expenses	11,386
Other	3,132
Total expenses before expense reductions	2,199,362
Expense reductions	(103,504)
Total expenses after expense reductions	2,095,858
Net investment income	2,924,613
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	9,295,364
Change in net unrealized appreciation (depreciation) on investments	20,029,112
Net gain (loss)	29,324,476
Net increase (decrease) in net assets resulting from operations	$32,249,089

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended July 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income (loss)	$2,924,613	$507,969
Net realized gain (loss)	9,295,364	(10,374,675)
Change in net unrealized appreciation (depreciation)	20,029,112	20,186,507
Net increase (decrease) in net assets resulting from operations	32,249,089	10,319,801
Distributions to shareholders from: Net investment income: Class A	(12,100)	—
Class S	(445,212)	—
Institutional Class	(54,528)	(822)
Total distributions	(511,840)	(822)
Fund share transactions: Proceeds from shares sold	14,005,112	26,874,438
Reinvestment of distributions	489,870	822
Payments for shares redeemed	(43,680,469)	(43,321,282)
Net increase (decrease) in net assets from Fund share transactions	(29,185,487)	(16,446,022)
Increase (decrease) in net assets	2,551,762	(6,127,043)
Net assets at beginning of period	210,201,211	216,328,254
Net assets at end of period (including undistributed net investment income of $2,920,577 and $507,804, respectively)	$212,752,973	$210,201,211

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended July 31,
Class A	2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$31.36		$29.99	$24.62	$22.42	$27.91
Income (loss) from investment operations: Net investment income (loss)a	.41		.02	(.04)	(.04)	.06
Net realized and unrealized gain (loss)	4.80		1.35	5.41	2.30	(5.55)
Total from investment operations	5.21		1.37	5.37	2.26	(5.49)
Less distributions from: Net investment income	(.02)		—	—	(.06)	—
Net asset value, end of period	$36.55		$31.36	$29.99	$24.62	$22.42
Total Return (%)b	16.61	c	4.57	21.81	10.07	(19.67)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22		23	21	30	31
Ratio of expenses before expense reductions (%)	1.26		1.26	1.25	1.33	1.34
Ratio of expenses after expense reductions (%)	1.21		1.26	1.25	1.33	1.34
Ratio of net investment income (loss) (%)	1.23		.06	(.18)	(.18)	.24
Portfolio turnover rate (%)	67		74	209	213	62
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended July 31,
Class B	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$28.85	$27.82	$23.03	$21.09	$26.45
Income (loss) from investment operations: Net investment lossa	.16	(.19)	(.25)	(.21)	(.08)
Net realized and unrealized gain (loss)	4.38	1.22	5.04	2.15	(5.28)
Total from investment operations	4.54	1.03	4.79	1.94	(5.36)
Net asset value, end of period	$33.39	$28.85	$27.82	$23.03	$21.09
Total Return (%)b,c	15.74	3.70	20.80	9.20	(20.26)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3	.4	1	1	2
Ratio of expenses before expense reductions (%)	2.14	2.13	2.12	2.19	2.24
Ratio of expenses after expense reductions (%)	1.97	2.07	2.10	2.15	2.10
Ratio of net investment income (loss) (%)	.51	(.70)	(1.03)	(1.01)	(.52)
Portfolio turnover rate (%)	67	74	209	213	62
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended July 31,
Class C	2013		2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$28.96		$27.89	$23.08	$21.11		$26.48
Income (loss) from investment operations: Net investment lossa	.12		(.19)	(.23)	(.19)		(.07)
Net realized and unrealized gain (loss)	4.44		1.26	5.04	2.16		(5.30)
Total from investment operations	4.56		1.07	4.81	1.97		(5.37)
Net asset value, end of period	$33.52		$28.96	$27.89	$23.08		$21.11
Total Return (%)b	15.75	c	3.84	20.84	9.33	c	(20.28	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		3	3	3		3
Ratio of expenses before expense reductions (%)	1.99		2.00	1.99	2.07		2.15
Ratio of expenses after expense reductions (%)	1.96		2.00	1.99	2.07		2.09
Ratio of net investment income (loss) (%)	.40		(.69)	(.93)	(.92)		(.51)
Portfolio turnover rate (%)	67		74	209	213		62
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended July 31,
Class S	2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$32.11		$30.64	$25.10	$22.84	$28.43
Income (loss) from investment operations: Net investment income (loss)a	.50		.09	.01	.01	.09
Net realized and unrealized gain (loss)	4.91		1.38	5.53	2.35	(5.65)
Total from investment operations	5.41		1.47	5.54	2.36	(5.56)
Less distributions from: Net investment income	(.09)		—	—	(.10)	(.03)
Net asset value, end of period	$37.43		$32.11	$30.64	$25.10	$22.84
Total Return (%)	16.89	b	4.80	22.07	10.34	(19.54)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	170		167	175	166	159
Ratio of expenses before expense reductions (%)	1.02		1.04	1.02	1.11	1.16
Ratio of expenses after expense reductions (%)	.96		1.04	1.02	1.11	1.16
Ratio of net investment income (loss) (%)	1.45		.28	.05	.04	.42
Portfolio turnover rate (%)	67		74	209	213	62
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended July 31,
Institutional Class	2013		2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$32.40		$30.89		$25.26	$22.99	$28.62
Income (loss) from investment operations: Net investment incomea	.50		.11		.04	.07	.15
Net realized and unrealized gain (loss)	4.96		1.40		5.59	2.37	(5.70)
Total from investment operations	5.46		1.51		5.63	2.44	(5.55)
Less distributions from: Net investment income	(.12)		(.00	)*	—	(.17)	(.08)
Net asset value, end of period	$37.74		$32.40		$30.89	$25.26	$22.99
Total Return (%)	16.90	b	4.89		22.29	10.62	(19.34)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16		17		17	4	12
Ratio of expenses before expense reductions (%)	.96		.96		.90	.87	.89
Ratio of expenses after expense reductions (%)	.95		.96		.90	.87	.89
Ratio of net investment income (loss) (%)	1.46		.36		.17	.27	.69
Portfolio turnover rate (%)	67		74		209	213	62
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Large Cap Focus Growth Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of July 31, 2013, the Fund had securities on loan with a gross value of $20,952,724. The value of the related collateral, $21,416,740, exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At July 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $2,008,000, including $438,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or July 31, 2017, the expiration date, whichever occurs first; and $1,570,000 of short-term post-enactment losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$2,920,577
Capital loss carryforwards	$(2,008,000)
Net unrealized appreciation (depreciation) on investments	$39,637,144

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended July 31,
	2013	2012
Distributions from ordinary income*	$511,840	$822

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended July 31, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $135,758,148 and $159,201,466, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.615%
Next $500 million of such net assets	.565%
Over $2.0 billion of such net assets	.515%

Accordingly, for the year ended July 31, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.615% of the Fund's average daily net assets.

For the period from August 1, 2012 through September 30, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.06%.

For the period from October 1, 2012 through November 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.20%
Class B	1.95%
Class C	1.95%
Class S	.95%
Institutional Class	.95%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended July 31, 2013, the Administration Fee was $207,596, of which $17,782 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended July 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at July 31, 2013
Class A	$27,149	$10,641	$1,660
Class B	795	570	93
Class C	3,131	1,387	—
Class S	272,250	89,134	20,648
Institutional Class	18,093	1,772	1,815
	$321,418	$103,504	$24,216

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the year ended July 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at July 31, 2013
Class B	$2,513	$179
Class C	28,041	2,742
	$30,554	$2,921

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at July 31, 2013	Annual Effective Rate
Class A	$53,711	$9,409	.24%
Class B	835	117	.25%
Class C	9,276	1,789	.25%
	$63,822	$11,315

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2013 aggregated $2,636.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2013, the CDSC for Class B and C shares aggregated $171 and $244, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended July 31, 2013, DIDI received $61 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,081, of which $6,336 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at July 31, 2013.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	121,392	$4,077,331	331,533	$9,082,138
Class B	893	28,648	795	22,106
Class C	35,547	1,098,673	42,309	1,184,366
Class S	207,065	7,096,964	425,084	12,911,557
Institutional Class	49,232	1,703,496	118,861	3,674,271
		$14,005,112		$26,874,438
Shares issued to shareholders in reinvestment of distributions
Class A	366	$11,715	—	$—
Class S	12,979	424,543	—	—
Institutional Class	1,626	53,612	29	822
		$489,870		$822
Shares redeemed
Class A	(246,558)	$(8,184,033)	(284,549)	$(8,479,009)
Class B	(6,907)	(211,752)	(14,253)	(387,917)
Class C	(24,317)	(747,040)	(46,081)	(1,279,794)
Class S	(872,205)	(29,682,617)	(942,333)	(28,734,747)
Institutional Class	(141,722)	(4,855,027)	(144,420)	(4,439,815)
		$(43,680,469)		$(43,321,282)
Net increase (decrease)
Class A	(124,800)	$(4,094,987)	46,984	$603,129
Class B	(6,014)	(183,104)	(13,458)	(365,811)
Class C	11,230	351,633	(3,772)	(95,428)
Class S	(652,161)	(22,161,110)	(517,249)	(15,823,190)
Institutional Class	(90,864)	(3,097,919)	(25,530)	(764,722)
		$(29,185,487)		$(16,446,022)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and the Shareholders of DWS Large Cap Focus Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Large Cap Focus Growth Fund (the "Fund") at July 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 25, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2013 to July 31, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/13	$1,102.90	$1,098.70	$1,098.70	$1,104.10	$1,104.20
Expenses Paid per $1,000*	$6.26	$10.15	$10.15	$4.96	$4.96
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/13	$1,018.84	$1,015.12	$1,015.12	$1,020.08	$1,020.08
Expenses Paid per $1,000*	$6.01	$9.74	$9.74	$4.76	$4.76

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Large Cap Focus Growth Fund	1.20%	1.95%	1.95%	.95%	.95%

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended July 31, 2013, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $5,504,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	102	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	102	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	102
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	102	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	102	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	105	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGGAX	SGGBX	SGGCX	SCQGX	SGGIX
CUSIP Number	23338J 822	23338J 814	23338J 798	23338J 772	23338J 756
Fund Number	469	669	769	2060	1469

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DLCFGF-2
(R-023513-4 9/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS LARGE CAP FOCUS GROWTH FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$53,692	$0	$0	$0
2012	$53,660	$0	$0	$0

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$49,717	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$49,717	$0	$49,717
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Large Cap Focus Growth Fund, a series of DWS Investment Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	September 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	September 25, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	September 25, 2013